UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events

Sanchez Energy Corporation (the “Company”) is filing a registration statement today on Form S-3, which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of the Company (the “Subsidiaries”) will be co-registrants with the Company, and the registration statement will register guarantees of debt securities by the Subsidiaries. At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Subsidiaries are 100 percent owned by the Company and any guarantees by the Subsidiaries, if applicable, will be full and unconditional. Pursuant to Rule 3-10 of Regulation S-X, the Company, in Exhibit 99.1 to this Current Report on Form 8-K, is adding Note 13 to the Notes to Consolidated Financial Statements as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Company, in Exhibit 99.2 to this Current Report on Form 8-K, is adding Note 13 to the Notes to Consolidated Financial Statements (Unaudited) as of September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

This report should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, as well as its other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

23.1	Consent of BDO USA, LLP.
99.1	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.
99.2	“Part I, Item 1. Unaudited Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: January 2, 2013	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

23.1	Consent of BDO USA, LLP.
99.1	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.
99.2	“Part I, Item 1. Unaudited Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.